Exhibit 99.1

          LTC Announces Operating Results for the Three and
                Twelve Months Ended December 31, 2003

    MALIBU, Calif.--(BUSINESS WIRE)--Feb. 12, 2004--LTC Properties, Inc. (NYSE:LTC) released results of operations for the three and twelve months ended December 31, 2003.
    LTC announced that for the three months ended December 31, 2003, net income available to common stockholders was $1.6 million or $0.09 per diluted share. Included in these results was a $2.1 million write-off of debt issue costs related to the Company's early retirement of its Secured Revolving Credit, an additional charge of $1.2 million related to the Company's redemption of 40% of its 9.5% Series A Preferred Stock, a gain of $2.0 million for the resulting from redemption by Assisted Living Concepts, Inc. of its secured debentures owned by the Company and a gain on sale of assets of $2.0 million. The Company reported $3.3 million of depreciation expense, of which $0.1 million is included in income from discontinued operations, for the three months ended December 31, 2003. For the same period in 2002, net income available to common stockholders was $0.9 million or $0.05 per diluted share, including a gain on sale of assets of $0.5 million and depreciation expense of $3.5 million, of which $0.2 million is included in income from discontinued operations. Additionally, the results for the comparative 2002 period included an impairment charge of $2.0 million. The Company recorded no impairment charge in the fourth quarter of 2003. Revenues for the three months ended December 31, 2003, were $15.9 million versus $17.1 million for the same period last year.
    For the twelve months ended December 31, 2003, net income available to common stockholders was $6.5 million or $0.36 per diluted share compared to $16.8 million or $0.91 per diluted share for the twelve months ended December 31, 2002. Results for the year ended December 31, 2003, include a gain on sale of assets of $2.3 million compared to $14.5 million in 2002. Revenues for the twelve months ended December 31, 2003, were $63.4 million versus $68.1 million last year. FFO was $18.4 million or $1.03 per diluted share, compared to $24.5 million or $1.32 per diluted share in 2002.
    The Company has scheduled a conference call for Thursday, February 19, 2004, at 10:00 AM Pacific time in order to comment on the Company's performance and operating results for the year ended December 31, 2003. The conference call is accessible by dialing 800-901-5241, passcode 62317156. The earnings release and any additional financial information that may be discussed on the conference call will also be available on our website. An audio replay of the conference call will be available from 12:00 PM Pacific time on February 20, 2004, through February 27, 2004. Callers can access the replay by dialing 888-286-8010 and entering conference ID number 87102579. Webcast replays will also be available on our website until March 5, 2004.
    At December 31, 2003, LTC had investments in 83 skilled nursing facilities, 96 assisted living residences and one school in 30 states. The Company is a self-administered real estate investment trust that primarily invests in long-term care and other health care-related facilities through mortgage loans, facility lease transactions and other investments.

    This press release includes statements that are not purely historical and are "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company's expectations, beliefs, intentions or strategies regarding the future. All statements other than historical facts contained in this press release are forward-looking statements. These forward-looking statements involve a number of risks and uncertainties. All forward-looking statements included in this press release are based on information available to the Company on the date hereof, and the Company assumes no obligation to update such forward-looking statements. Although the Company's management believes that the assumptions and expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct. The actual results achieved by the Company may differ materially from any forward-looking statements due to the risks and uncertainties of such statements. For more information on LTC Properties, Inc., visit the Company's website at www.ltcproperties.com.


                         LTC PROPERTIES, INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
           (Amounts in thousands, except per share amounts)

                                     Three Months     Twelve Months
                                         Ended             Ended
                                     December 31,      December 31,
                                   ----------------- -----------------
                                    2003     2002     2003     2002
                                   -------- -------- -------- --------
Revenues:
  Rental income                    $10,816  $10,334  $40,554  $41,440
  Interest income from mortgage
   loans and notes receivable        2,269    2,672    9,814   10,718
  Interest income from REMIC
   Certificates                      2,157    3,347    9,964   12,970
  Interest and other income            674      722    3,115    3,009
                                   -------- -------- -------- --------
          Total revenues            15,916   17,075   63,447   68,137
                                   -------- -------- -------- --------

Expenses:
  Interest expense                   6,176    5,403   20,877   21,322
  Depreciation and amortization      3,195    3,300   12,489   13,705
  Impairment charge                     --    2,000    1,260    7,097
  Legal expenses                        69      632    1,078      803
  Operating and other expenses       2,128    1,293    6,561    6,044
                                   -------- -------- -------- --------
          Total expenses            11,568   12,628   42,265   48,971
                                   -------- -------- -------- --------
Income before non-operating income
 and minority interest               4,348    4,447   21,182   19,166
Non-operating income                 1,970       --    1,970       --
Minority interest                     (332)    (330)  (1,300)  (1,308)
                                   -------- -------- -------- --------
Income from continuing operations    5,986    4,117   21,852   17,858
Discontinued operations:
  Income (loss) from discontinued
   operations                           53       45      168     (538)
  Gain on sale of assets, net        1,963      544    2,299   14,483
                                   -------- -------- -------- --------
Net income from discontinued
 operations                          2,016      589    2,467   13,945
                                   -------- -------- -------- --------
Net income                           8,002    4,706   24,319   31,803
Preferred stock redemption          (1,241)      --   (1,241)      --
Preferred stock dividends           (5,155)  (3,761) (16,596) (15,042)
                                   -------- -------- -------- --------
Net income available to common
 stockholders                       $1,606     $945   $6,482  $16,761
                                   ======== ======== ======== ========

Net (Loss) Income per Common Share
 from Continuing Operations net of
 Preferred Stock Dividends:
  Basic                             $(0.02)   $0.02    $0.22    $0.15
                                   ======== ======== ======== ========
  Diluted                           $(0.02)   $0.02    $0.22    $0.15
                                   ======== ======== ======== ========
Net Income per Common Share from
 Discontinued Operations:
  Basic                              $0.11    $0.03    $0.14    $0.76
                                   ======== ======== ======== ========
  Diluted                            $0.11    $0.03    $0.14    $0.75
                                   ======== ======== ======== ========
Net Income per Common Share
 Available to Common Stockholders:
  Basic                              $0.09    $0.05    $0.36    $0.91
                                   ======== ======== ======== ========
  Diluted                            $0.09    $0.05    $0.36    $0.91
                                   ======== ======== ======== ========

Basic weighted average shares
 outstanding                        17,804   18,306   17,836   18,371
                                   ======== ======== ======== ========

NOTE: Quarterly and year-to-date computations of per share amounts are made independently. Therefore, the sum of per share amounts for the quarters may not agree with the per share amounts for the year. Computations of per share amounts from continuing operations, discontinued operations and net income are made independently. Therefore, the sum of per share amounts from continuing operations and discontinued operations may not agree with the per share amounts from net income available to common stockholders.

Reconciliation of Funds From Operations ("FFO")

FFO is a supplemental measure of a REIT's financial performance that is not defined by accounting principles generally accepted in the United States. We define FFO as net income available to common stockholders adjusted to exclude the gains or losses on the sale of assets and adjusted to add back impairment charges, real estate depreciation and other non-cash charges. Other REITs may not use this definition of FFO and, therefore, caution should be exercised when comparing our company's FFO to that of other REITs. FFO is used in the REIT industry as a supplemental measure of financial performance, but is not a substitute for net income per share available to common stockholders determined in accordance with accounting principles generally accepted in the United States.

The following table reconciles net income available to common stockholders to funds from operations available to common stockholders (in thousands, except per share amounts):

                                      Three Months    Twelve Months
                                          Ended            Ended
                                      December 31,     December 31,
                                     --------------- -----------------
                                      2003    2002    2003     2002
                                     ------- ------- -------- --------

Net income available to common
 stockholders                        $1,606    $945   $6,482  $16,761
Add: Real estate depreciation         3,285   3,462   12,998   14,400
Add: Impairment charge                   --   2,000    1,260    7,807
Less: Gain on sale of assets, net    (1,963)   (544)  (2,299) (14,483)
                                     ------- ------- -------- --------
Funds from operations available to
 common stockholders                 $2,928  $5,863  $18,441  $24,485
                                     ======= ======= ======== ========

Basic funds from operations
 available to common stockholders
 per share                            $0.16   $0.32    $1.03    $1.33
                                     ======= ======= ======== ========
Diluted funds from operations
 available to common stockholders
 per share                            $0.16   $0.32    $1.03    $1.32
                                     ======= ======= ======== ========

In October 2003, NAREIT informed its member companies that the Securities and Exchange Commission (SEC) has taken the position that asset impairment charges should not be excluded in calculating FFO. The SEC's interpretation is that recurring impairments on real property are not an appropriate adjustment. If the Company adopted the SEC's interpretation of FFO and did not adjust for the asset impairment charges, the Company's basic FFO, diluted FFO and FFO per diluted share for historical periods would be different than the amounts reported in this release and in previous disclosures. According to NAREIT, there is inconsistency among NAREIT member companies as to the adoption of the SEC's interpretation of FFO. Therefore, a comparison of the Company's FFO results to another company's FFO results may not be meaningful.

The following table presents the Company's FFO results reflecting the impact of asset impairment charges as interpreted by the SEC (in thousands, except per share amounts):

                                      Three Months    Twelve Months
                                          Ended            Ended
                                      December 31,     December 31,
                                     --------------- -----------------
                                      2003    2002    2003     2002
                                     ------- ------- -------- --------

Funds from operations available to
 common stockholders                 $2,928  $5,863  $18,441  $24,485
Less: Impairment charges                 --  (2,000)  (1,260)  (7,807)
                                     ------- ------- -------- --------
Funds from operations available to
 common stockholders including
 impairment charges                  $2,928  $3,863  $17,181  $16,678
                                     ======= ======= ======== ========

Basic funds from operations
 available to common stockholders
 including impairment charges per
 share                                $0.16   $0.21    $0.96    $0.91
                                     ======= ======= ======== ========
Diluted funds from operations
 available to common stockholders
 including impairment charges per
 share                                $0.16   $0.21    $0.96    $0.90
                                     ======= ======= ======== ========


                         LTC PROPERTIES, INC.
                      CONSOLIDATED BALANCE SHEETS
           (Amounts in thousands, except per share amounts)

                                      December 31,     December 31,
                                           2003             2002
                                     ---------------  ----------------
ASSETS
Real Estate Investments:
  Buildings and improvements, net of
   accumulated depreciation and
   amortization: 2003 - $73,376;
   2002 - $61,101                          $357,282          $366,679
  Land                                       25,343            24,996
  Properties held for sale, net of
   accumulated depreciation and
   amortization: 2003 - $0; 2002 -
   $3,215                                        --            13,665
  Mortgage loans receivable, net of
   allowance for doubtful accounts:
   2003 - $1,280; 2002 - $1,280              71,465            82,675
  REMIC Certificates                         61,662            64,419
                                     ---------------  ----------------
     Real estate investments, net           515,752           552,434
Other Assets:
  Cash and cash equivalents                  17,919             8,001
  Debt issue costs, net                       1,496             5,309
  Interest receivable                         3,809             3,764
  Prepaid expenses and other assets           4,495             2,069
  Prepaid expenses and other assets
   related to properties held for
   sale                                          --             2,037
  Notes receivable (includes $9,292
   due from CLC Healthcare, Inc. in
   2003 and $7,836 in 2002)                  19,172            18,343
  Marketable debt securities                 12,281             7,968
                                     ---------------  ----------------
                                             59,172            47,491
                                     ---------------  ----------------
     Total Assets                          $574,924          $599,925
                                     ===============  ================

LIABILITIES AND STOCKHOLDERS' EQUITY
Bank borrowings                                 $--           $48,421
Mortgage loans payable                      123,314           134,388
Bonds payable and capital lease
 obligations                                 14,686            15,361
Senior mortgage participation
 payable                                     18,250            29,667
Accrued interest                                952             1,267
Accrued expenses and other
 liabilities                                  2,514             4,419
Accrued expenses and other
 liabilities related to properties
 held for sale                                   --             4,609
Liability for Series A 9.5%
 Preferred Stock redemption - 1,226
 shares                                      30,642                --
Distributions payable                         2,383               981
                                     ---------------  ----------------
     Total Liabilities                      192,741           239,113

Minority interest                            13,401            13,399
Stockholders' equity:
Preferred stock $0.01 par value:
 2003 - 15,000 shares authorized;
 shares issued and outstanding: 2003
 - 8,026; 2002 - 7,062                      189,163           165,183
Common stock: $0.01 par value; 2003
 - 35,000 shares authorized; shares
 issued and outstanding: 2003 -
 17,807; 2002 - 18,055                          178               181
Capital in excess of par value              250,055           253,050
Cumulative net income                       274,948           250,629
Other                                          (638)           (6,112)
Cumulative distributions                   (344,924)         (315,518)
                                     ---------------  ----------------
     Total Stockholders' Equity             368,782           347,413
                                     ---------------  ----------------
     Total Liabilities and
      Stockholders' Equity                 $574,924          $599,925
                                     ===============  ================


    CONTACT: LTC Properties, Inc.
             Andre C. Dimitriadis/Wendy L. Simpson, 805-981-8655